UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

ALSET EHOME INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 971-3940

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 8, 2021, Alset EHome International, Inc. (the “Company”) consummated the previously-announced public offering (the “Offering”) of (i) 18,923,334 shares of common stock, par value $0.001 per share (the “Common Stock”), at a price to the public of $0.60 per share of Common Stock and (ii) 31,076,666 pre-funded warrants (the “Pre-funded Warrants”) to purchase 31,076,666 shares of Common Stock, at a price to the public of $0.599 per Pre-funded Warrant. Mr. Chan Heng Fai, the Chairman of the Company’s Board of Directors and Chief Executive Officer, purchased $4.4 million of shares of Common Stock in the Offering on the same terms as the shares were offered.

On December 14, 2021, the Company consummated the sale of an additional 7,500,000 shares of Common Stock, representing 15% of the shares of common stock and the shares underlying the Pre-funded Warrants sold in the offering, that were subject to the underwriters’ over-allotment option at a price of $0.60 per share, generating gross proceeds of $4,500,000.

On December 8, 2021 the Company issued a press release announcing the completion of the Offering. A copy of the press release is attached as Exhibit 99.1 to this current Report on Form 8-K and is incorporated herein by reference.

On December 14, 2021, the Company issued a press release announcing the Exercise and Closing of Underwriter’s Over-Allotment Option. A copy of the press release is attached as Exhibit 99.2 to this current Report of Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated December 8, 2021

99.2	Press Release, dated December 14, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Date: December 14, 2021	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer